December 30, 2013

VIA ELECTRONIC TRANSMISSION

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	RidgeWorth Funds (the “Registrant”)

File Nos. 033-45671 and 811-06557

Ladies and Gentlemen:

Pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 and on behalf of the Registrant, attached for filing are preliminary proxy materials, including a Schedule 14A Information Sheet, Notice of Special Meeting, Proxy Statement, and Form of Preliminary Proxy Card. No filing fee is required for the attached materials.

The Registrant is soliciting proxies for the following purposes:

•	To elect Trustees to the Board;

•	To approve an amendment to the Trust’s Agreement and Declaration of Trust;

•	To approve the implementation of a manager of managers arrangement for each Fund that will permit RidgeWorth Investments, in its capacity as the Trust’s investment adviser and subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated subadvisers without obtaining the approval of the Fund’s shareholders;

•	To approve new investment advisory and subadvisory agreements for each Fund that are substantially identical to the Fund’s current investment advisory and subadvisory agreements (except for the subadvisory agreements for the Funds currently subadvised by StableRiver Capital Management LLC); and

•	To transact such other business as may properly be brought before the special meeting.

Please contact the undersigned at (404) 566-2106 for questions or comments regarding this filing.

Very truly yours,

/s/ Joseph M. O’Donnell
Joseph M. O’Donnell

Enclosures

cc:	J. Short